Intangible assets	12 Months Ended
Dec. 31, 2022
Disclosure Of Intangible Assets And Goodwill [Abstract]
Intangible assets
8. Intangible assets

TCHF	Technologies, patents and trademarks	Licenses	In-process research and development	Goodwill	Total
Historical cost
January 1, 2021	—	—	30,800	—	30,800

Addition	—	13,729	—	—	13,729
Business combination	39,357	—	101,595	8,658	149,610
December 31, 2021	39,357	13,729	132,395	8,658	194,139

Addition	174	—	314	—	488
December 31, 2022	39,531	13,729	132,709	8,658	194,627

Accumulated amortization and impairment
January 1, 2021	—	—	—	—	—

Amortization	(1,840)	—	—	—	(1,840)
December 31, 2021	(1,840)	—	—	—	(1,840)

Amortization	(3,448)	—	—	—	(3,448)
Impairment	(24,255)	—	(529)	(1,640)	(26,424)
December 31, 2022	(29,543)	—	(529)	(1,640)	(31,712)

Carrying amount per class
December 31, 2021	37,517	13,729	132,395	8,658	192,299
December 31, 2022	9,988	13,729	132,180	7,018	162,915

Carrying amount per asset
PKU Golike	4,678	—	—	—	4,678
Diclofenac	5,310	—	—	360	5,670
ACER-001	—	13,729	—	641	14,370
RLF-100	—	—	81,516	3,805	85,321
RLF-TD011	—	—	47,392	2,212	49,604
Sentinox	—	—	2,958	—	2,958
RLF-OD32	—	—	314	—	314
Other	—	—	—	—	—
December 31, 2022	9,988	13,729	132,180	7,018	162,915

PKU Golike	30,236	—	—	1,458	31,694
Diclofenac	6,907	—	—	360	7,267
ACER-001	—	13,729	—	641	14,370
RLF-100	—	—	81,516	3,805	85,321
RLF-TD011	—	—	47,392	2,212	49,604
Sentinox	—	—	3,487	163	3,650
Other	374	—	—	19	393
December 31, 2021	37,517	13,729	132,395	8,658	192,299

Intangible assets include acquired patents, trademarks, licenses, technologies and other assets without physical substance. These items are measured at cost less accumulated amortization and impairment. The cost of an intangible asset acquired in a business combination corresponds to its estimated fair value at the date of the acquisition.
8.1 Technologies, patents and trademarks
These intangible assets mainly relate to the following
on-market
products acquired through the business combination with APR in 2021:

•	PKU Golike ® , an amino acid mix product commercialized by Relief for the dietary management of phenylketonuria.

•
Diclofenac, a product line indicated for the treatment of inflammatory conditions and pain management. The active ingredient diclofenac is combined with Relief’s proprietary technologies in products with immediate release formulation, or in the form of a topical patch. These products are commercialized by third parties under different brand names, including Cambia
®
, Voltfast
®
and Voltadol
®
.

The acquisition costs are amortized over the estimated remaining useful lives of the assets, which range from approximately 2 to
14
years with a weighted average of
8.7 years as of December 31, 2022. Amortization is charged on a straight-line basis over the estimated economic or legal useful life, whichever is shorter.
In the current period, TCHF 174 directly attributable expenses for product development in relation with PKU Golike were capitalized as internally generated asset.
8.2 Licenses
The intangible asset is the acquisition cost of licensing and royalty rights under the collaboration and license agreement with Acer Therapeutics, Inc. (“Acer”). The agreement provides for the development, regulatory approval and worldwide commercialization of
ACER-001
by Relief and Acer. Acer retains development and commercialization rights in the U.S., Canada, Brazil, Turkey, and Japan. The companies will split net profits from Acer’s territories 60%:40% in favor of Relief. In addition, Relief has licensed the rights for the rest of the world, where Acer will receive from Relief a 15% royalty on net revenues from
ACER-001
in Relief’s territories.
ACER-001
is a proprietary taste masked formulation of sodium phenylbutyrate for application in the treatment of Urea Cycle Disorders and, potentially, Maple Syrup Urine Disease, both genetic metabolic diseases. In December 2022,
ACER-001
was approved in the U.S. by the Food and Drug Administration (FDA) under the trademark OLPRUVA
™
for the treatment of Urea Cycle Disorders. Amortization of the asset will begin on January 1, 2023.
8.3
In-process
research and development (“IPR&D”) IPR&D assets mainly relate to the following programs:

•
RLF-100
®
, a medicinal product candidate under development in inhaled and intravenous formulations to prevent and resolve respiratory failure and its complications. It was initially acquired in 2016 in the business combination between Relief Therapeutics SA and THERAMetrics Holding AG. The Group gained additional expertise and intellectual property rights around the inhaled formulation of aviptadil with the acquisition of AdVita in 2021. Relief is developing
RLF-100
for the treatment of acute respiratory distress syndrome (“ARDS”) associated with
COVID-19,
non-COVID-19-related
ARDS, pulmonary sarcoidosis, checkpoint inhibitor-induced pneumonitis, and chronic berylliosis.

•
RLF-TD011,
a phase 2 clinical-stage drug candidate for the management of wounds in patients with epidermolysis bullosa. Manufactured using the Group’s proprietary TEHCLO Nanotechnology
™
,
RLF-TD011
is a differentiated acid oxidizing solution of hypochlorous acid with an anti-microbial and anti-inflammatory activity with the potential to treat wound colonization, reduce local inflammation, alleviate symptoms and hasten wound healing in epidermolysis bullosa.

•
Sentinox
™
, a
near-to-market
product for the reduction of upper respiratory infections caused by both bacteria and viruses. It was certified as a class III medical device in Europe in 2021 and is undergoing late-stage clinical studies prior to market launch.

•
RLF-OD32,
a novel dosage form of a prescription drug already approved by the U.S. Food and Drug Administration and intended for the treatment of patients with phenylketonuria. In July 2022, the Group executed a definitive agreement with Meta Healthcare Ltd., acquiring the worldwide rights, except for the United Kingdom, for the in-development product. The acquisition cost of TCHF 314 was capitalized as intangible asset at December 31, 2022. Future contingent payments that may become due to Meta Healthcare Ltd. will be capitalized as part of the cost of the asset when paid (note 36.3).

IPR&D assets are indefinite-life intangible assets until completion or abandonment of the associated research and development programs. Amortization will commence when the assets become available for use, generally once regulatory and marketing approvals are obtained.
8.4 Goodwill
A goodwill of TCHF 8,658 was recognized through the acquisition of APR in 2021. The goodwill was recognized at cost on the acquisition date for the difference between the consideration transferred and the net fair value of assets, liabilities and contingent liabilities identified in the purchase price allocation.

Goodwill was attributable to APR’s established organization, history of successful partnerships and developments, and expected synergies with the Group’s development and intended commercialization of aviptadil and
ACER-001.
The combination of Relief and APR resulted in an integrated commercial-stage biopharmaceutical group with improved internal capabilities to lead the clinical and regulatory development and commercialization of the Group’s existing and future products. Synergies were expected through several of Relief’s and APR’s pre-existing
activities. The Group had identified that the group of cash-generating units (“CGUs”) constituting the sole operating segment (note 6.1) was expected to benefit from the combination. Accordingly, goodwill is allocated to this group of CGUs. Goodwill is monitored by management at the level of the operating segment.
8.5 Impairment test
The Group generally tests its intangible assets for impairment at the end of the year, taking into account various factors including the relationship between its market capitalization and its equity book value when reviewing for indication of impairment. As of June 30 and December 31, 2022, Relief’s market capitalization was below its equity book value, indicating a potential impairment of Relief’s assets. Additionally, the Group identified unfavorable events and changes in circumstances during the preceding 2022 year-to-date
periods that could negatively affect the recoverable value of certain of its assets. Consequently, the Group carried out impairment tests of its intangible assets and goodwill as of June 30 and December 31, 2022, and reviewed assumptions underlying estimated future cash flows.
For the purpose of impairment testing, goodwill was allocated to each CGU constituting the sole operating segment of the Group (note 6.1). The recoverable amount of the group of CGUs is based on the cumulated value in use estimated for each CGU or group of CGUs. The Group’s material CGUs relate to on-market
drugs and drug candidates referred to above. The impairment test was performed by determining the recoverable amount of each CGU as the risk-adjusted net present value of future cashflows.
Key assumptions used in value in use calculations
The estimation of recoverable amounts involves significant management judgment. The values assigned to each assumption on an asset basis are based on historical data from external and internal sources and on management’s estimates. The key assumptions used in the valuation models were determined as follows:

•
Cash flow projections were based on a financial forecast developed by management, which includes projections for net sales, cost of sales, and development costs. These projections are periodically reviewed and updated by management.

•
Revenue projections were based on a product-specific analysis that considered relevant market sizes, disease prevalence, incidence rates, expected market share, expected patent life, and the expected year of regulatory approval for unapproved product candidates based on the current stage of development and expected development plan.

•
Forecast periods were defined on a product basis and based on product life cycles. For on-market
products, cash flows were projected for each CGU over a period of five years and cash flows beyond the forecast period were extrapolated using an attrition rate of 5% until the expected end of the exclusivity period of each product. For in-process projects, cash flows were projected over a period of up to 19 years, reflecting the length of the development and subsequent commercialization period. Relief’s approach to compiling development and commercial forecasts is based on a combination of external sources and internal estimates, which includes the use of patient-based models. This methodology is commonly employed in the pharmaceutical industry and has demonstrated satisfactory results over time. No terminal value was considered.

•
Probabilities of success for
in-process
projects to reach final development and commercialization ranged from 15% to 80%. These probabilities were based on empirical success rate analysis of multi-stage studies for comparable indications, or if this approach could not be applied, management exercised its judgment.

•	Pre-tax discount rate was 16.54% based on the assumed cost of capital for the Group (December 31, 2021: 17%).
Impairment test conclusion
For the year ended December 31, 2022, the Group recognized a total of TCHF 26,424 of impairment charge to partially write down the carrying value of intangible assets associated with PKU Golike, Sentinox and certain other products. The impairment charge was recorded in the comprehensive statement of loss under the heading ‘impairment expense’.

As Relief launched the direct commercialization of PKU Golike in the U.S. and expanded its sales operations in Europe and in the rest of the world, assumptions underlying expected future cash flows were revised. Changes in pricing scenarios, costs of launch in new addressable markets, and general and administrative costs allocated to PKU Golike, resulted in a reduction of estimated future net cash flows from the asset. Based on the analysis, an annual impairment charge of TCHF 23,913 was recognized against the intangible asset associated with PKU Golike with a carrying amount of TCHF 4,678 as of December 31, 2022. In addition, goodwill allocated to PKU Golike was entirely impaired.
The Group also revised its development plan for Sentinox program resulting in a one-year
delay in the estimated launch date. This resulted in an impairment charge of TCHF 529 in the current period against the IPR&D asset associated with Sentinox with a carrying amount of TCHF 2,958 as of December 31, 2022. In addition, goodwill allocated to Sentinox was entirely impaired.
For other intangible assets and remaining goodwill, the Group determined based on the results of the impairment test that their estimated value in use exceeded their respective carrying amounts as of the measurement date. Therefore, the Company did not record an impairment charge on these other assets for the year ended December 31, 2022.
In relation to the IPR&D assets associated with
RLF-100,
the Group noted that its collaboration partner in the U.S., NeuroRx, was denied an Emergency Use Authorization application by the U.S. Food and Drug Administration for aviptadil in patients with critical
COVID-19.
Further, two clinical studies with aviptadil were discontinued for non-efficacy
in the treatment of critical
COVID-19.
Nevertheless, management believes
RLF-100
remains a promising drug candidate to prevent and resolve respiratory complications provided that the active drug is correctly delivered to the target tissues at an adequate dose. Regulatory approval in
COVID-19-induced
ARDS has not been granted in the U.S. but an unrelated pharmaceutical company received approval for this indication in India in early 2022 for their formulation of aviptadil, thereby substantiating Relief’s hypothesis that
RLF-100
remains a viable treatment for
COVID-19
related ARDS. The Group reassessed its development plan for
RLF-100
and remains committed to developing it for the treatment of pulmonary sarcoidosis, non-COVID-19-related
ARDS, checkpoint inhibitor-induced pneumonitis, chronic berylliosis, as well as mild and severe
COVID-19.
However, due to uncertainties surrounding the evolution of the
COVID-19
pandemic, the Group excluded potential revenue from this indication in its impairment test model. After performing the impairment test, the Group concluded that the asset was not impaired.
Sensitivity to changes in assumptions
The Group performed a sensitivity analysis taking into account reasonably possible changes in the assumptions the value in use is most sensitive to, as listed in the key assumptions section above, including higher discount rate, lower projected income, increased development budget, and postponed market launch. The results of the sensitivity analysis as of December 31, 2022, are presented hereafter.

•
The intangible assets associated with
RLF-TD11
had an estimated recoverable amount that approximated the carrying amount of TCHF 49,604. Any negative change in assumptions would result in an impairment, with the anticipated time to market and market penetration rate having the most significant impact on the value in use calculation. A one-year
delay in regulatory approval, or a reduction of 20% in market penetration rate throughout the commercialization period, would cause an impairment of TCHF 5,816 or TCHF 12,245, respectively, assuming other assumptions remain constant.

•
The intangible assets associated with
RLF-100
had an estimated recoverable amount that exceeded by TCHF 19,639 the carrying amount of TCHF 85,321. However, a change in assumptions such as an increase in the pre-tax
discount rate by 200 basis points, a 15% reduction in expected gross margin during commercialization, a 235 basis point reduction in the probability of success, a 75% increase in development costs, or a two-year
market launch delay would result in an impairment.

•
The intangible assets associated with Diclofenac had an estimated recoverable amount that approximated the carrying amount of TCHF 5,670. They are inherently sensitive to any changes in assumptions which would result in future impairments.

•
The intangible assets associated with PKU Golike and Sentinox had estimated recoverable amounts that exactly matched their carrying amounts due to impairment at the end of the current reporting period. They are inherently sensitive to any changes in assumptions which would result in future impairments.

For other intangible assets, including those associated with the
ACER-001
license, the Group concluded that no reasonable possible change of key assumptions would cause the carrying amount to exceed the recoverable amount.

While management believes the assumptions used are reasonable, changes in these assumptions, including changes to or abandonment of development programs, could result in a future material impairment. The completion of the development of IPR&D assets and the ongoing commercialization of on-market
products are subject to the availability of capital, which is uncertain as discussed in note 4.1 of these consolidated financial statements. If the Group is unable to secure sufficient capital, it will be forced to delay or abandon certain development and commercialization activities, which could lead to a material impairment of the affected assets.